                                                                    EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of RenaissancE Learning, Inc. (the "Company"), hereby certifies that, to the undersigned's knowledge:

      (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of
            Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2004

                              /s/ John R. Hickey
                              ------------------
                              Name: John R. Hickey
                              Title: President and Chief Executive Officer

THIS WRITTEN STATEMENT ACCOMPANIES THIS REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT BE DEEMED TO BE FILED BY THE COMPANY FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934.